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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 28, 2000
                                  -------------
                Date of report (Date of earliest event reported)

                            ENTERBANK HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       000-24131                                          43-1706259
       ---------                                          -----------
(Commission File Number)                       (IRS Employer Identification No.)

150 N. MERAMEC, ST. LOUIS, MISSOURI                          63105
-----------------------------------                          -----
(Address of Principal Executive Offices)                   (Zip Code)

                                 (314) 725-5500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)




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                            ENTERBANK HOLDINGS, INC.


                                    FORM 8-K

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On June 23, 2000, Registrant acquired Commercial Guaranty Bancshares, Inc., a Kansas corporation ("CGB"), in a merger transaction by a subsidiary of Registrant for approximately 1,793,294 shares of Registrant's Common Stock pursuant to an Agreement and Plan of Merger dated January 5, 2000. The purchase price was determined by arm's length negotiations between the parties. CGB is a bank holding company whose subsidiary, First Commercial Bank, N.A., operates in four locations in the state of Kansas. Registrant presently intends to continue operating the CGB business. Other than in connection with the merger, CGB has not had any material relationship with Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer. For more information concerning CGB and the acquisition transaction, reference is made to pages 25 through 91 of the Joint Proxy Statement/Prospectus included in Registrant's Registration Statement on Form S-4 (File No. 333-35744).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  (i) Financial statements of CGB, together with the related Independent Auditors' Report, are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744).

         (b)      Pro forma financial information.

                  (i) Unaudited Pro Forma Condensed Combined Statement of Financial Information for the year ended December 31, 1999, including notes thereto, are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744).

                  (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1999, including notes thereto, are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744).

         (c)      Exhibits.

         See Exhibit Index attached hereto and incorporated herein by reference.




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         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ENTERBANK HOLDINGS, INC.


Date: June 23, 2000                      By: /s/ Fred H. Eller
                                            -----------------------------------
                                         Fred H. Eller, Chief Executive Officer




































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                                  EXHIBIT INDEX


    EXHIBIT NO.            EXHIBIT

         1.                Omitted - inapplicable.

         2.1. Agreement and Plan of Merger dated as of January 5, 2000, between Registrant and CGB (incorporated herein by reference to Exhibit 2.1 on the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744)).

         2.2. Amendment to Agreement and Plan of Merger dated as of March 14, 2000, between Registrant and CGB (incorporated herein by reference to Exhibit 2.2 on the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 27, 2000 (File No. 333-35744)).

         4.                Omitted - inapplicable.

         16.               Omitted - inapplicable.

         17.               Omitted - inapplicable.

         20.               Omitted - inapplicable.

         23.               Consent of Deloitte & Touche LLP.

         24.               Omitted - inapplicable.

         99.               Registrant's Press Release issued June 23, 2000.